UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 25, 2017

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[x]	Emerging growth Company

[x]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 25, 2017, HomeStreet, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). Company shareholders [approved] Proposals 1, 2 and 3 as described in the Company’s Definitive Proxy Statement for the 2017 Annual Meeting (the “Proxy Statement”) on Schedule 14A which was filed with the Securities and Exchange Commission on April 24, 2017.

The proposals voted on and approved by the shareholders at the Annual Meeting were as follows:

Proposal 1

Company shareholders re-elected the following three Class III directors with terms ending at the annual meeting of the shareholders to be held in 2020 (or upon the due election and qualification of their respective successors) and the voting results are set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
David A. Ederer	21,516,076	730,769	22,008	2,536,333
Thomas E. King	13,211,165	9,035,711	21,977	2,536,333
George “Judd” Kirk	20,825,945	1,420,366	22,542	2,536,333

Proposal 2

Company shareholders ratified on an advisory (non-binding) basis, as set forth below, the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm:

	For	Against	Abstain
Appointment of Deloitte & Touche	24,679,652	17,910	107,624

Proposal 3

Company shareholders approved amendments to the Company’s 2014 Equity Incentive Plan (the “Plan”) to increase the number of shares available for issuance thereunder by 975,000 shares and to approve certain other amendments to the performance measures for Section 162(m) purposes as set forth below.

	For	Against	Abstain	Broker Non-Votes
Approval of amendments to the 2014 Equity Incentive Plan	21,008,665	704,386	555,802	2,536,333

Item 7.01	Regulation FD Disclosure

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”

HomeStreet, Inc. is hereby furnishing a slide presentation that CEO Mark K. Mason gave at the 2017 Annual Meeting of Shareholders of HomeStreet, Inc held on May 25, 2017. The slide presentation is included as Exhibit 99.1 to this report and will be available on HomeStreet's investor relations web site at http://ir.homestreet.com. The presentation includes forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and the rules under each of those statutes. Please refer to the slide titled “Important Disclosures” in that presentation, and specifically the “Forward Looking Statements” paragraph, for disclosure of certain factors that may cause management’s plans to deviate, or that may cause the Company’s operating results to differ from those expressed in that presentation. A more complete discussion of the risks and uncertainties that affect the Company’s business, including without limitation the matters discussed in the accompanying slide presentation, are set forth in the registrant’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2016; our most recent Quarterly Report on Form 10-Q; and our other filings made from time to time with the Securities and Exchange Commission for a list of cautionary statements about facts, circumstances, conditions and risks that may cause us to deviate from the expectations set forth in this presentation.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	HomeStreet, Inc. slide presentation from 2017 Annual Shareholder Meeting held on May 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2017.

HomeStreet, Inc.
By: /s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary